Subsequent Eventss	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

16.Subsequent Events

The Company has evaluated subsequent events occurring after June 30, 2026 through the date these condensed consolidated financial statements were issued and, except as described below, identified no events requiring adjustment to or disclosure in these condensed consolidated financial statements.

On July 1, 2026, the Company issued the shares of common stock deliverable in respect of the draw under the ELOC facility priced on June 30, 2026, settling the derivative asset described in Note 6, and in July 2026 the Company collected the $4.6 million receivable from the sale of common stock outstanding at June 30, 2026. From its commencement on June 15, 2026 through August 10, 2026, the Company sold a total of 642,484 shares of common stock under the ELOC facility for aggregate gross proceeds of approximately $26.8 million.

On July 24, 2026, the Board of Directors of Swarmer, Inc approved a realignment of the Company’s senior management team and a reallocation of the duties and responsibilities among certain of its executives, each effective immediately. In connection with the realignment, Mr. Alexander Fink, the Company’s President and Chief Executive Officer (U.S.), assumed additional responsibilities, and became the Company’s principal executive officer reporting directly to the Board. Mr. Fink’s compensation was unchanged in connection with this leadership transition.

On July 26, 2026, Serhii Kupriienko resigned as the Company’s Chief Executive Officer (Global), and as Chief Executive Officer (Global) of ARS, effective immediately. Mr. Kupriienko continues to serve as a member of the Company’s Board of Directors. As noted above, Alexander Fink, the Company’s President and Chief Executive Officer (U.S.), now serves as the Company’s principal executive officer, and the Company does not intend to appoint a successor to the Chief Executive Officer (Global) role. Mr. Kupriienko is entitled to the compensation and benefits accrued through the effective date of his resignation in accordance with the terms of his employment agreement and the Company’s equity incentive plans.

On August 6, 2026, the Compensation Committee of the Board of Directors of Swarmer, Inc approved grants of 26,220 stock options to employees and an advisor with an exercise price equal to the fair market value of the Company’s common stock on the grant date ($34.60 per share).

On August 13, 2026, the Board of Directors of Swarmer, Inc approved option grants to each of the non-employee directors in two tranches, each tranche with a grant-date fair value of $80,000 per director, as applicable, the first granted effective August 13, 2026 and the second to be granted on October 1, 2026, in each case with an exercise price equal to the fair market value of the common stock on the applicable grant date.

The following events occurred after August 14, 2026, the date the condensed consolidated financial statements were originally issued in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and have been evaluated through September 15, 2026, the date these condensed consolidated financial statements were reissued:

On August 12, 2026, the Company issued 3,997,762 shares of common stock to Serhii Kupriienko upon the exercise of stock options granted under the 2023 Stock Plan at an exercise price of $0.00001 per share. From August 11, 2026 through August 31, 2026, the Company sold an additional 12,250 shares of common stock under the ELOC facility for aggregate gross proceeds of approximately $0.4 million, bringing cumulative sales from commencement through August 31, 2026 to 654,734 shares and approximately $27.2 million; no shares have been sold under the ELOC facility since August 31, 2026.

On September 9, 2026, the Company entered into a Participatory Interests Purchase Agreement (the “PIPA”) to acquire 100% of the participatory interests in Limited Liability Company “JK Land Vehicles” (d/b/a Ratel Robotics), a Ukrainian manufacturer of unmanned ground vehicles. At closing, the Company will pay $7.2 million in cash, subject to customary adjustments for cash, indebtedness, transaction expenses and net working capital, and issue 1,064,942 shares of common stock. The sellers may receive up to an additional $7.2 million in cash if revenue and operating income targets are achieved for the year ending December 31, 2026, and up to 4,422,125 additional shares of common stock if revenue and operating income targets are achieved for the years ending December 31, 2026, 2027 and 2028. In addition, the Company will pay $0.8 million in cash and grant 118,326 fully vested restricted stock units to Ratel Robotics employees at closing, with a further $0.8 million and up to 118,326 restricted stock units payable if the 2026 targets are achieved, which will be recognized as compensation expense. The closing is subject to approval by the Company’s stockholders of the issuance of the shares under Nasdaq rules and other customary conditions and is expected to occur in the fourth quarter of 2026. In connection with the PIPA, the Company has added accounting policies for business combinations and contingent consideration to Note 3.

14.	Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through February 19, 2026, the issuance date of these consolidated financial statements and has not identified any requiring disclosure except as noted below.

Series A convertible preferred stock

During January 2026, the Company sold 558,116 shares of Series A-1 convertible preferred stock at a price of $6.2711 per share for gross proceeds of $3.5 million.

Forward Stock Split

On February 18, 2026, the Company’s board of directors approved an amendment to the Company’s certificate of incorporation providing a 1.8813-for-1 forward stock split of the Company’s issued and outstanding common stock. In connection with the amendment to the Company’s certificate of incorporation for the forward stock split, the Company increased the number of shares of common stock authorized to 25,000,000 shares of common stock. The forward stock split became effective on February 18, 2026. The accompanying consolidated financial statements and notes to the consolidated statements give retroactive effect to the forward stock split for all periods presented.

Following the forward stock split, each share of the Company’s preferred stock is convertible into common stock at the following conversion prices per share:

Series A-1:	3.3334
Series A-2:	0.2975
Series A-3:	0.5000
Series A-4:	1.1667
Series A-5:	1.2499
Series A-6:	2.6663